COREFUNDS, INC.
                       Supplement dated November 26, 1996
           to the Individual Shares Prospectus dated November 1, 1996

This supplement provides new and additional information beyond that contained in the Prospectus and should be retained and read in conjunction with such Prospectus.

Effective November 25, 1996, John Ackler, who currently serves as portfolio manager of the Cash Reserve Fund, replaced Cathy L. Rahab as portfolio manager of the Short Term Income Fund. In connection with this change, information regarding Mr. Ackler's investment experience, which is currently listed on page 70 of the prospectus, is also inserted in the "Fund Managers - Short Term Income Fund" section on page 69 of the prospectus, and the description of Ms. Rahab on page 69 is deleted.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE